12. MAJOR CUSTOMERS AND SUPPLIERS	12 Months Ended
Sep. 30, 2011
Concentration Risk Disclosure [Text Block]
12. MAJOR CUSTOMERS AND SUPPLIERS

Major Customers

For the fiscal year ended September 30, 2011, revenues from two customers accounted for 46% and 35% of total revenues. No other single customer represented more than 10% of total revenues. For the fiscal year ended September 30, 2010, revenues from three customers accounted for 34%, 13% and 11% of total revenues. No other single customer represented more than 10% of total revenues.

Suppliers

The Company has a number of components and sub-assemblies produced by outside suppliers, some of which are sourced from a single supplier, which can magnify the risk of shortages and decrease the Company’s ability to negotiate with suppliers on the basis of price. In particular, the Company depends on its HSS piezo-film supplier to provide expertise and materials used in the Company’s proprietary HSS emitters. If supplier shortages occur, or quality problems arise, then production schedules could be significantly delayed or costs significantly increased, which could in turn have a material adverse effect on the Company’s financial condition, results of operation and cash flows.

At September 30, 2011 the Company was committed for approximately $125,000 for future inventory deliveries that are generally subject to modification or rescheduling in the normal course of business.

Segment and Related Information

The Company business consists of only one product line. Accordingly, the Company operates in one reportable segment.

The following table summarizes revenues by geographic region. Revenues are attributed to countries based on customer location.

Years Ended September 30,	2011	2010
United States	$6,369	$265,916
Europe	64,250	-
Other	8,548	341,121
Total	$79,167	$607,037